T. Rowe Price Investment Kit

Mid-Cap Value Fund

This value-oriented mid-cap fund offers:

     o    Substantial growth potential

     o    An excellent track record

     o    Competitive performance

Everything you need to invest is enclosed...


Fund Overview
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The T. Rowe Price
Mid-Cap Value Fund (TRMCX)

Fund Overview

Goal and general investment strategy
This no-load fund seeks long-term capital appreciation by investing in medium-sized companies-some household names, others less well known-that we believe to be trading below fair market value.

Given that it pursues portfolio holdings at "bargain prices," the fund offers investors a moderate-risk approach to the growth potential of common stocks. As a result, the fund may be appropriate for investors who want to enhance their return potential without assuming a high level of risk.

Benefits of investing in the fund

o    Greater growth potential than large-company stocks

Because mid-caps operate from a smaller revenue base than larger, established companies, they are able to respond more quickly to new business opportunities. This greater flexibility enables them to provide generally higher return potential than large-caps.

o    Less risk than small-company stocks

Investments in mid-size companies are generally less risky than those in unproven small businesses because they have already survived their "start-up" years and are able to generate more predictable earnings, which lessens volatility.

o    A value-focused approach

You can also benefit from the fund's investment strategy, which offers the opportunity for capital appreciation by discovering companies before their underlying value is recognized by others.

Risks of investing in the fund

o    Declining stock prices

As with any fund investing in common stocks, it is subject to market risk.

o    Investment strategy characteristics

The fund is expected to be more volatile than one investing in large, established companies. Moreover, a small-cap fund could offer greater return potential. It is also possible that a stock's underlying value will not be recognized for an unexpectedly long time, which may diminish capital appreciation potential.

Risk reduction

We place a high priority on intensive, proprietary research and evaluate hundreds of companies before purchasing shares. Furthermore, fund assets are spread across mid-size companies in many different types of industries to limit dependence on any single sector. In addition, the fund is backed by the innovative investment guidance, objectivity, and experience of T. Rowe Price, one of America's largest investment management firms.

Fund performance

The fund's successful implementation of its investment strategy is reflected below:

o The fund has generated impressive returns, outperforming the average of its peers in the Lipper Mid-Cap Value Funds Category for the one-year, five-year, and since-inception periods ended March 31, 2002.

o "Manager delivers. . . by sticking with solid firms." This approach has worked well for the fund, which gained 14% last year (2001) and 23% in 2000. - Investor's Business Daily, 3/12/02

o "Solid stock picks. . . played a big role in the fund's success in 2001." - Morningstar Mutual Funds, 12/26/01

1 Lipper Leader for Consistent Return ratings reflect a fund's success in achieving superior risk-adjusted returns, adjusted for volatility, relative to peers. Lipper Leader for Preservation ratings reflect how well a fund avoided periods of losses relative to peers in the same asset class. These ratings are relative, rather than absolute, measures, and funds may still experience losses periodically, which may be larger for equity and mixed-equity funds than for fixed-income funds. The Mid-Cap Value Fund was rated among 108 mid-cap value funds for Consistent Return and among 5,717 equity funds for Preservation for the three years ended 3/31/02. Of the funds analyzed, 20% in each rating category are named Lipper Leaders. The ratings are subject to change monthly and are not intended to predict future results. Lipper does not guarantee the accuracy of this information. More information is available at www.lipperleaders.com. Lipper Leader ratings copyright 2002, Reuters. All rights reserved.

o Selected as a Lipper Leader on the basis of Consistent Return and Preservation of Capital.1 - Lipper Inc., 3/31/02


Leading Our Competition
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The following chart shows that the fund has served investors well. It tracks the growth of a hypothetical $10,000 investment since the fund's inception in June 1996 through the end of March 2002, as well as an identical investment in its Lipper category over the same time frame. Of course, past performance cannot guarantee future results.

How $10,000 Invested 6/28/96 Would Have Grown Over Time2

                                  Lipper         Fund-Area            Fund-Line
--------------------------------------------------------------------------------

06/96                             10,000            10,000               10,000

03/97                             11,089            11,530               11,530

'98                               15,424            16,132               16,132

'99                               13,981            14,220               14,220

'00                               16,225            16,096               16,096

'01                               17,875            18,644               18,644

03/02                             20,951            23,986               23,986
--------------------------------------------------------------------------------

2 28.65%, 15.78%, and 16.41% were the fund's average annual total returns for the one-year, five-year, and since-inception (6/28/96) periods ended 3/31/02. These figures include changes in principal value, reinvested dividends, and capital gain distributions. Investment return and principal value will vary, and shares may be worth more or less at redemption than at original purchase. Source for Lipper data: Lipper Inc.

For updated performance information, please visit our Web site or contact a
T. Rowe Price representative. Fund performance shown is as of the most recent calendar quarter at the time of printing.

Mid-Cap Value Fund
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Major Holdings as of 3/31/02

Below is a listing of the principal holdings of the Mid-Cap Value Fund.

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Company                    Percent of Assets
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Diamond Offshore Drilling                                         2.0

SAFECO                                                            1.8

Great Lakes Chemical                                              1.7

Aetna                                                             1.7

Phelps Dodge                                                      1.7

Newmont Mining                                                    1.6

Potlatch                                                          1.6

Reader's Digest                                                   1.5

Ceridian                                                          1.4

Molex                                                             1.4
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Mid-Cap Value Fund
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Fund Overview

                               Independent Rating
                                     *****

The Mid-Cap Value Fund received an Overall Morningstar RatingTM of five stars for its risk-adjusted performance. The fund was rated among 5,040 and 3,293 domestic equity funds for the three- and five-year periods ended 3/31/02, respectively.3

Here's an excerpted analysis (12/26/01) from Morningstar's Premium Web site. . .

"The wind may be at this offering's back right now, but shrewd portfolio maneuvering has kept this fund on top lately.

"T. Rowe Price Mid-Cap Value Fund's new skipper, Dave Wallack, is closing out a very successful first year on the job. . . Solid stock picks. . . played a big role in the fund's success in 2001, though a below-average median market cap also helped.

"Wallack said the fund was well-positioned for the fourth-quarter tech recovery before September 11, because he had added to tech and other economically sensitive issues earlier in 2001 in anticipation of a recovery. . . But during the market's post-attack sell-off in September, Wallack picked up some bargain-priced issues in the market. . .

"This fund has been managed from the get-go in this valuation-sensitive, yet opportunistic, manner. Wallack buys stocks when they are well out of favor, but as importantly for performance, he cuts them back when they soar. . . True, Wallack has only been on board a year here, and the fund's style has been in favor for most of that time. However, it's more than just luck that has put this fund ahead of its peers under Wallack's watch. Wallack has shown a knack for unearthing solid values during this past year, and because he worked with former manager Greg McCrickard on this offering before taking the reins, there is continuity in management style."

3 For each fund with at least a 3-year history, Morningstar calculates a Morningstar Rating_ metric each month by subtracting the return on a 90-day U.S. Treasury bill from the fund's load-adjusted return for the same period and then adjusting this excess return for risk. The top 10% of funds in each broad asset class receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars, and the bottom 10% receive 1 star. The Overall Morningstar Rating_ for a fund is derived from a weighted average of the performance figures associated with its 3-, 5-, and 10-year (if applicable) Morningstar Rating_ metrics. Each fund is rated exclusively against U.S.-domiciled domestic equity funds. The Mid-Cap Value Fund received 5 stars for the 3- and 5-year periods.


Fund Profile
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April 1, 2002

T. Rowe Price

Mid-Cap Value Fund

A stock fund seeking long-term capital appreciation through investments in mid-size companies whose stocks appear undervalued.

This profile summarizes key information about the fund that is included in the fund's prospectus. The fund's prospectus includes additional information about the fund, including a more detailed description of the risks associated with investing in the fund that you may want to consider before you invest. You may obtain the prospectus and other information about the fund at no cost by calling 1-800-401-4764, or by visiting our Web site at www.troweprice.com

What is the fund's objective?

     The fund seeks to provide long-term capital appreciation by investing primarily in mid-size companies that appear to be undervalued.

What is the fund's principal investment strategy?

     We will invest at least 65% of total assets in companies whose market capitalization (number of shares outstanding multiplied by share price) falls within the range of the companies in the S&P MidCap 400 Index. However, the fund will not automatically sell or cease to purchase stock of a company it already owns just because the company's market capitalization grows or falls outside this range. We follow a value approach in selecting investments. Our in-house research team seeks to identify companies whose stock prices do not appear to reflect their underlying values.

In selecting investments, we generally favor companies with one or more of the following:

o attractive operating margins, significant cash flow generation, or prospect thereof;

o    sound balance sheet and financial management;

o    stock ownership by management;

o    significant cash generation; or

o low stock price relative to assets, earnings, cash flow, or business franchise value.

While most assets will be invested in U.S. common stocks, other securities may also be purchased, including foreign stocks, futures, and options, in keeping with fund objectives.

The fund may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into more promising opportunities.

Further information about the fund's investments, including a review of market conditions and fund strategies and their impact on performance, is available in the annual and semiannual shareholder reports. To obtain free copies of these documents, call 1-800-401-4764.

What are the main risks of investing in the fund?

     The stocks of mid-cap companies entail greater risk and are usually more volatile than those of larger companies. In addition, the fund's value approach carries the risks that the market will not recognize a security's intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced.

     As with all equity funds, this fund's share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, our assessment of companies held in the fund may prove incorrect, resulting in losses or poor performance even in a rising market. Finally, the fund's investment approach could fall out of favor with the investing public, resulting in lagging performance versus other types of stock funds.

     Foreign stock holdings are subject to the risk that some holdings may lose value because of declining foreign currencies or adverse political or economic events overseas. Investments in futures and options, if any, are subject to additional volatility and potential losses.

As with any mutual fund, there can be no guarantee the fund will achieve its objective.

o The fund's share price may decline, so when you sell your shares, you may lose money. An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

How can I tell if the fund is appropriate for me?

Consider your investment goals, your time horizon for achieving them, and your tolerance for risk. If you can accept the greater risk of investing in mid-cap companies in an effort to achieve significant capital appreciation, the fund could be an appropriate part of your overall investment strategy. The fund should not represent your complete investment program or be used for short-term trading purposes.

     The fund can be used in both regular and tax-deferred accounts, such as IRAs.

     o Equity investors should have a long-term investment horizon and be willing to wait out bear markets.

How has the fund performed in the past?

     The bar chart showing calendar year returns and the average annual total return table indicate risk by illustrating how much returns can differ from one year to the next and how fund performance compares with that of a comparable market index. Fund past returns (before and after taxes) are not necessarily an indication of future performance.

     The fund can also experience short-term performance swings, as shown by the best and worst calendar quarter returns during the years depicted.

     In addition, the average annual total return table shows hypothetical after-tax returns to suggest how taxes paid by the shareholder may influence returns. Actual after-tax returns depend on each investor's situation and may differ from those shown. After-tax returns are not relevant if the shares are held in a tax-deferred account, such as a 401(k) or IRA. During periods of fund losses, the post-liquidation after-tax return may exceed the fund's other returns because the loss generates a tax benefit that is factored into the result.

Mid-Cap Value Fund
Calendar Year Returns
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x                                                                 MCV

"'97"                                                           27.11

"'98"                                                            1.39

"'99_"                                                           3.52

"'00"                                                           22.75

"'01"                                                           14.36
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The fund can also experience short-term performance swings. The best calendar quarter return during the years depicted in the chart was 17.29% in the fourth quarter of 2001, and the worst was -15.90% in the third quarter of 1998.

Table 1 Average Annual Total Returns


                                                      Periods ended 03/31/02

                                                                          Since
                                                                      Inception
                                  1 year           5 years           (06/28/96)
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Mid-Cap Value Fund

Returns before taxes              28.65%             15.78%               16.41%

Returns after taxes
on distributions                  25.89              13.96                14.78

Returns after taxes
on distributions
and sale of fund shares           18.59              12.35                13.08

S&P MidCap 400 Index              18.89              17.99                16.91

Lipper Mid-Cap
Value Fund Index                  17.94              11.51                11.35

Russell Midcap
Value Index                       14.45              12.78                13.51
--------------------------------------------------------------------------------

Returns are based on changes in principal value, reinvested dividends, and capital gain distributions, if any. The Returns before taxes do not reflect effects of any income or capital gains taxes. All after-tax returns are calculated using the historical highest individual federal marginal income tax and capital gains rates. They do not reflect the impact of state and local taxes. Returns after taxes on distributions reflect the taxed return on the payment of dividends and capital gains. Returns after taxes on distributions and sale of fund shares assume the shares were sold at period end, and, therefore, are also adjusted for any capital gains or losses incurred by the shareholder. Market indexes do not include expenses, which are deducted from fund returns, or taxes.

What fees or expenses will I pay?

     The fund is 100% no load. There are no fees or charges to buy or sell fund shares, reinvest dividends, or exchange into other T. Rowe Price funds. There are no 12b-1 fees.

     Table 2 Fees and Expenses of the Fund*
     ---------------------------------------------------------------------------
                                        Annual fund operating expenses
                                 (expenses that are deducted from fund assets)

     Management fee                                   0.67%

     Other expenses                                   0.32%

     Total annual fund
     operating expenses                               0.99%

     ---------------------------------------------------------------------------

     * Redemption proceeds of less than $5,000 sent by wire are subject to a $5 fee paid to the fund. Accounts with less than a $2,000 balance (with certain exceptions) are subject to a $10 fee.

     Example. The following table gives you a rough idea of how expense ratios may translate into dollars and helps you to compare the cost of investing in this fund with that of other mutual funds. Although your actual costs may be higher or lower, the table shows how much you would pay if operating expenses remain the same, you invest $10,000, earn a 5% annual return, and hold the investment for the following periods and then redeem:

         1 year            3 years          5 years           10 years
        ------------------------------------------------------------------------

         $101              $315             $547              $1,213
        ------------------------------------------------------------------------

Who manages the fund?

     The fund is managed by T. Rowe Price Associates, Inc. Founded in 1937, T. Rowe Price and its affiliates manage investments for individual and institutional accounts. The company offers a comprehensive array of stock, bond, and money market funds directly to the investing public.

     David J. Wallack manages the fund day to day and has been chairman of its Investment Advisory Committee since 2000. He joined T. Rowe Price in 1990 as an investment analyst for the firm's equity research division.

     Note: The following questions and answers about buying and selling shares and services do not apply to employer-sponsored retirement plans. If you are a participant in one of these plans, please call your plan's toll-free number for additional information.

How can I purchase shares?

     Fill out the New Account Form and return it with your check in the postpaid envelope. The minimum initial purchase is $2,500 ($1,000 for IRAs and gifts or transfers to minors). The minimum subsequent investment is $100 ($50 for IRAs, gifts or transfers to minors, or Automatic Asset Builder). You can also open an account by bank wire, by exchanging from another T. Rowe Price fund, or by transferring assets from another financial institution.

How can I sell shares?

     You may redeem or sell any portion of your account on any business day. Simply write to us or call. You can also access your account at any time via Tele*Access(registered trademark) or our Web site. We offer convenient exchange among our entire family of domestic and international funds. Restrictions may apply in special circumstances, and some redemption requests need a signature guarantee.

When will I receive income and capital gain distributions?

The fund distributes income and net capital gains, if any, at year-end. For regular accounts, income and short-term gains are taxable at ordinary income rates, and long-term gains are taxable at the capital gains rate. Distributions are reinvested automatically in additional shares unless you choose another option, such as receiving a check. Distributions paid to IRAs and employer-sponsored retirement plans are automatically reinvested.

What services are available?

     A wide range, including but not limited to:

     o    retirement plans for individuals and large and small businesses;

     o automated information and transaction services by telephone or computer;

     o    electronic transfers between fund and bank accounts;

     o    automatic investing and automatic exchange;

     o    brokerage services; and

     o    asset manager accounts.



Fund Profile
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Mid-Cap Value Fund
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Advantages of Investing With T. Rowe Price

"Put the customer's needs first."

 - Thomas Rowe Price, Jr., 1937

This principle remains the cornerstone of how we conduct business today. Over the years, we have evolved into one of the largest and most successful financial services firms in the country. Our proven approach to managing money is based on proprietary research and strict investment discipline refined over more than 60 years. T. Rowe Price serves a broad client base, managing nearly $160 billion for more than eight million investors.

To uncover the most promising investment opportunities, we rely heavily on our team of in-house analysts, one of the most respected in the industry. In addition, our international funds are supported by a worldwide team of investment professionals in London, Paris, Hong Kong, Singapore, Tokyo, Buenos Aires, and Baltimore. Further, we offer a combination of benefits that few companies can match:

Performance. We are known for solid investment management across all asset classes; focusing not only on asset growth and income, but also on risk management. It is this commitment to management excellence that enabled 86% and 80% of our funds to beat their Lipper averages for the one- and three-year periods ended 3/31/02, respectively. That's the best performance record of any leading fund company for those time frames. Results will vary for other periods.4

Choice. To meet your changing investment needs, we offer:

o    more than 80 stock, bond, and money market funds;

o    a full range of domestic and international funds;

o tax-deferred retirement options, including IRAs, Keoghs, SIMPLE and SEP plans, 401(k) and 403(b) plans, and variable annuities;

o    regular and IRA CDs offered through the T. Rowe Price Savings Bank;5

o    tax-advantaged options for saving for college, including 529 plans;

o brokerage services6 that provide access to over 3,000 funds from other companies and let you trade securities via the Internet or automated phone; and

o    advisory services that provide helpful investment guidance.7

483 of 96 and 61 of 76 T. Rowe Price funds beat their Lipper benchmark averages for the 1- and 3-year periods ended 3/31/02, respectively. Survey includes the 10 largest mutual fund companies based on directly marketed fund assets as of 2/28/02, as reported by Strategic Insight. All funds, regardless of share class, were included. (Source for Lipper data: Lipper, Inc.) 5T. Rowe Price Savings Bank is a member of the FDIC and offers CD products. Other T.Rowe Price affiliates, including T. Rowe Price Investment Services, Inc., are separate entities. While the Savings Bank's CDs are FDIC-insured, all other products offered by T. Rowe Price affiliates are not FDIC-insured and are not a deposit of or guaranteed by the Savings Bank. Such products are subject to investment risk, including possible loss of the principal amount invested. 6Brokerage services offered by T. Rowe Price Investment Services, Inc., member NASD/SIPC. 7Services offered by T. Rowe Price Advisory Services, Inc., a federally registered investment adviser. There are costs associated with these services.

Savings. All T. Rowe Price funds are 100% no load-there are no sales charges or purchase fees.

Convenience. We realize that in addition to investing for performance, you want convenience. To that end, we offer:

o A combined statement summarizing all brokerage accounts, T. Rowe Price and non-T. Rowe Price funds, and variable annuities;

o Timely fund and performance reports to keep you informed about each of your funds;

o Internet access offering account information and fund prices, interactive tools and calculators, and prospectuses and reports at www.troweprice.com;

o Tele*Access(registered trademark) offering account information 24 hours a day;

o    Investor Centers located throughout the country;

o    Knowledgeable customer service representatives available to assist you;

o    Easy purchase, exchange, and redemption of funds via phone and computer;

o Self-help guides for investment needs, ranging from retirement to college planning.

Service. To ensure the highest level of customer service, we're constantly evaluating new technologies that could invent new ways to do business today and dictate how we do it in the future.

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To open your account:

1. Please read the fund overview and profile that provides additional details including fees, expenses, and risks.

2. Complete the enclosed New Account Form and return it in the postage-paid envelope, along with your check. Or, if you prefer, you can open an account online. The initial minimum investment is $2,500 ($1,000 for IRAs).

You can waive the minimum investment amount by contributing as little as $50 a month through Automatic Asset Builder, our no-cost systematic investment plan. If you would like a prospectus before investing, please call us to order one; otherwise, you will receive one with your account confirmation.

To receive an IRA application or have any questions answered, call us at 1-800-401-4764. You can also access reports and applications through our Web site at www.troweprice.com.


INVESTING WITH T. ROWE PRICE
--------------------------------------------------------------------------------

T. Rowe Price Family of Funds

Offering investment options from conservative to aggressive.
--------------------------------------------------------------------------------

Share Price
Stability

Return Potential

Stability

California Tax-Free Money
Maryland Tax-Free Money
New York Tax-Free Money
Prime Reserve
Summit Cash Reserves8
Summit Municipal Money Market8
Tax-Exempt Money
U.S. Treasury Money
--------------------------------------------------------------------------------

Income

Lower Risk/Return Income

Maryland Short-Term Tax-Free Bond
Short-Term Bond
Tax-Free Short-Intermediate
--------------------------------------------------------------------------------
Income

Moderate Risk/Return Income

Florida Intermediate
Tax-Free
GNMA
New Income
Spectrum Income
Summit GNMA8
Summit Municipal Intermediate8
Tax-Free Intermediate Bond
U.S. Bond Index*
U.S. Treasury Intermediate
--------------------------------------------------------------------------------

Income

Higher Risk/Return Income

CA, GA, MD, NJ, NY, and VA Bond Funds
Corporate Income
Emerging Markets Bond
High Yield*
International Bond
Summit Municipal Income8
Tax-Free High Yield
Tax-Free Income
U.S. Treasury Long-Term
--------------------------------------------------------------------------------

Growth

Lower Risk/Return Growth

Balanced
Capital Appreciation
Equity Income
Personal Strategy Balanced
Personal Strategy Growth
Personal Strategy Income
Real Estate*
Tax-Efficient Balanced*
Value
--------------------------------------------------------------------------------

Growth

Moderate Risk/Return Growth

Blue Chip Growth
Capital Opportunity
Dividend Growth
Equity Index 500*
Global Stock
Growth & Income
Growth Stock
International Equity Index*
International Growth & Income
International Stock
Mid-Cap Value
New Era
Spectrum Growth
Spectrum International
Total Equity Market Index*
--------------------------------------------------------------------------------

Growth

Higher Risk/Return Growth

European Stock
Extended Equity Market
Index*
Financial Services
Health Sciences
Mid-Cap Growth
New America Growth
Small-Cap Stock
Small-Cap Value*9
Tax-Efficient Growth*
Tax-Efficient Multi-Cap Growth*
--------------------------------------------------------------------------------

Growth

Highest Risk/Return Growth

Developing Technologies*
Diversified Small-Cap
Growth*
Emerging Europe & Mediterranean*
Emerging Markets Stock*
Global Technology
International Discovery*9
Japan
Latin America*
Media & Telecommunications
New Asia
New Horizons
Science & Technology
--------------------------------------------------------------------------------

To request a prospectus for any of the above funds, please call 1-800-401-4764. Read it carefully before investing.

Funds are placed in general risk/return categories based on their past performance or, for newer funds, the performance of the types of securities in which they invest. There is no assurance past trends will continue.

An investment in money market funds is not insured or guaranteed by the FDIC or any other government agency. Although the funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the funds.

*    Redemption fees may apply. Please see the prospectus for more information.

8    $25,000 minimum. 9Closed to new investors.


T. Rowe Price Investment Kit


Mid-Cap Value Fund

To open an account
Investor Services
1-800-401-4764

For fund information
and account transactions
on the Internet
www.troweprice.com

T. Rowe Price Invest with Confidence (registered trademark)

T. Rowe Price
100 East Pratt Street
Baltimore, MD 21202

T. Rowe Price Investment Services, Inc., Distributor                     05/02